SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                                 March 30, 1998
                ------------------------------------------------
                Date of Report (Date of earliest event reported)

                                    IGI, INC.
             -----------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)


        DELAWARE                     1-8568                  01-0355758
    ---------------               ------------            --------------
    (State or Other               (Commission              (IRS Employer
    Jurisdiction of               File Number)            Identification
    Incorporation)                                             Number)

                                 WHEAT ROAD AND
                                 LINCOLN AVENUE
                                 BUENA, NJ 08310
                    ----------------------------------------
                    (Address of Principal Executive Offices,
                               Including Zip Code)

                                 (609) 697-1441
                         -------------------------------
                         (Registrant's telephone number,
                              including area code)

                                 NOT APPLICABLE
                         -------------------------------
                         (Former name or Former Address,
                          if Changed Since last Report)

Item 5.    Other Events

On March 30, 1998, the Company announced that it expected to report a loss for the year ended December 31, 1997, including a substantial loss for the fourth quarter of 1997. The Company also announced that the filing of its 1997 annual report on Form 10-K with the Securities and Exchange Commission and AMEX will be delayed beyond the March 31, 1998 due date because the Company will not have completed the procedures it deems necessary to prepare its financial statements by that date.

The foregoing description of events is qualified by the Press Release dated March 30, 1998, which is filed as Exhibit 99 to this Current Report on Form 8-K and incorporated herein by reference.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

(a)   and (b) N/A

(b) Exhibits: The following exhibits are filed with this report:

  Exhibit No.                                Description
  -----------                                -----------

      99                          Press Release dated March 30, 1998

                                   SIGNATURES
                                 --------------

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           IGI, INC.

Date: March 30, 1998                       By: /s/ Kevin J. Bratton
                                               ---------------------------------
                                                   Kevin J. Bratton
                                                   Vice President and Treasurer

                                  EXHIBIT INDEX

  Exhibit No.                                Description
  -----------                                -----------

      99                          Press Release dated March 30, 1998